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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) Of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 5, 2007


                                      VOXEL
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             (Exact name of registrant as specified in its chapter)


         CALIFORNIA                0-24836               33-0301060
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(State or other jurisdiction       (Commission          (IRS Employer
     of incorporation)             File Number)        Identification No.)

330 Clematis Street, Suite 217, West Palm Beach, Florida 33401
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: 800-341-2684

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 3 - SECURITIES AND TRADING MARKETS

         Item 3.02 - Unregistered Sale of Equity Securities

         On November 1, 2007 Corporate Services International agreed to contribute a total of $25,000 as paid in capital to Voxel in exchange for 10,000,000 shares of Series B Preferred Stock. The entire $25,000 was paid to Voxel on May 14, 2008. Each share of Series B Preferred Stock entitles the holder thereof to preferred dividends at the annual rate of eight cents ($.08), ten (10) votes on all matters put to a vote of stockholders, the right to convert each share into ten (10) shares of common stock and a liquidation preference of $1.00 per share.

         Corporate Services International, Inc. is a private services corporation for which Michael Anthony is the sole shareholder, officer and director.

         The Company believes that the issuance and sale of the restricted shares was exempt from registration pursuant to Section 4(2) of the Act as privately negotiated, isolated, non-recurring transactions not involving any public solicitation. An appropriate restrictive legend is affixed to the stock certificates issued in such transactions.

         Corporate Services International, Inc. is a private services corporation for which Michael Anthony is the sole shareholder, officer and director.


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Item 4.01 - Changes in Registrant's Certifying Accountant

         (a) During the small business issuer's two most recent fiscal years or any later interim period, the principal independent accountant has not resigned, been terminated or refused to stand for re-election. The Company's previous independent accountants were Ernst & Young, LLP in Orange County, California. In or near June, 1998 the Company in a mutual decision between Ernst & Young, LLP and the Company terminated the relationship. In particular, at that time, the Company was in bankruptcy proceedings and could not incur the expense of an independent accountant.

         Ernst & Young's audit report for the year end December 31, 1997 did not contain an adverse opinion or disclaimer of opinion and was not qualified, but was modified as to uncertainty due to substantial doubt regarding the Company's ability to continue as a going concern. Ernst & Young's audit report for the year end December 31, 1996 did not contain an adverse opinion or disclaimer of opinion and was not qualified, but was modified as to uncertainty due to substantial doubt regarding the Company's ability to continue as a going concern.

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         The Company did not make a decision to change accountants but rather to cease the services of any accountants. The decision was not recommended or approved by the Board of Directors. On August 3, 1998 the Company's chapter 11 bankruptcy proceeding was converted to a Chapter 7 bankruptcy. As a result of the filing, all of our properties were transferred to a United States Trustee and we terminated all of our business operations.

         There were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the last two years audited by them, during the interim periods reviewed by them, at the time that the relationship terminated or at any time since then through the date of the filing of this report.

         A copy of this Form 8-K was provided to the Orange County office of Ernst & Young, LLP on June 12, 2008 and correspondence addressed to the Securities and Exchange Commission whether the firm agrees with the contents of this disclosure has been requested.

         (b) Engagement of New Independent Accountant. On March 19, 2008, the registrant engaged Michael F. Cronin, CPA, Winter Springs Florida as its independent auditor. During the last two fiscal years or any interim period, Michael Cronin did not consult with the Company in any matter, including, but not limited to, regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion to be rendered on our financial statements, or on any important factor considered by us in reaching a decision as to a accounting, auditing or financial

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

         Item 5.01- Changes in Control of Registrant

         On November 1, 2007 Corporate Services International agreed to contribute a total of $25,000 as paid in capital to Voxel in exchange for 10,000,000 shares of Series B Preferred Stock. The entire $25,000 was paid to Voxel on May 14, 2008. Each share of Series B Preferred Stock entitles the holder thereof to ten (10) votes on all matters put to a vote of stockholders. The Series B Preferred Stock provides a total voting control of 92.2% of the outstanding voting capital stock.

         Corporate Services International, Inc. is a private services corporation for which Michael Anthony is the sole shareholder, officer and director. Corporate Services International used its own funds for the transaction.

         There are no arrangements which may result in an additional change in control of Voxel.

         Item 5.02 - Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers Back To Table Of Contents

         Michael Anthony has been elected sole director and officer of the registrant.

         Our directors are elected to serve until the next annual meeting of shareholders and until their respective successors will have been elected and will have qualified. Officers are not elected for a fixed term of office but hold office until their successors have been elected. We do not have committees of directors.

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         Mr. Anthony, age 42, has been an officer and director of the Company since September 5, 2007. Mr. Anthony is the sole officer and director of Corporate Services International, Inc. a personal use business consulting company. Mr. Anthony is the sole member of Century Capital Partners, LLC, a personal use business consulting company.

         In addition, since November 2004, Mr. Anthony has been President and CEO of Union Equity, Inc. and its wholly owned subsidiary Home Sales 24/7, Inc. Union Equity, Inc. is an Internet based real estate marketing firm.

         On or about July 15, 2005 Mr. Anthony became an officer and director of Ubrandit.com, Inc. a reporting blank check company and resigned his position on October 31, 2006. On or about July 30, 2006 Mr. Anthony became an officer and director of Standard Commerce, Inc. a reporting blank check company and resigned his position effective August 24, 2007. On or about March 15, 2007, Mr. Anthony became an officer and director Apogee Robotics, Inc. a reporting blank check company and resigned his position on March 31, 2008. On or about May 25, 2007, Mr. Anthony became an officer and director or Aim Smart Corporation, a reporting blank check company and resigned his position on April 24, 2008. On or about July 2, 2007, Mr. Anthony became an officer and director of Diversified Opportunities, Inc., a reporting blank check company and resigned his position on May 29, 2008.

         In addition, Mr. Anthony is currently an officer and director of The Jockey Club, Inc. and Econometrics, Inc., both reporting blank check companies.

         Laura Anthony, Esquire is corporate and securities counsel to the Company. Laura Anthony is Michael Anthony's wife. Ms. Anthony's total legal fees for period ending December 31, 2007 were $7,500.

         During the last three years, to the knowledge of the Company, there was no person who had or has a direct or indirect material interest in any transaction or proposed transaction to which the Company was or is a party. Transactions in this context relate to any transaction which exceeds $120,000 or one percent of the average of the Company's total assets at year end for the last three completed fiscal years.

SECTION 8 - OTHER EVENTS

         Item 8.01 - Other Events

         On April 3, 2007, in its Court Order, the Superior Court of the State of California, County of Sacramento granted the application of Corporate Services International, Inc. to hold a shareholder's meeting for the purpose of electing a new board of directors. Mr. Michael Anthony is the sole officer, director and shareholder of Corporate Services International.


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         In accordance with the Order and in furtherance of the purposes thereof, on July 30, 2007 Corporate Services International mailed, or caused to be mailed, a notice of meeting and proxy card to the shareholders of record setting a meeting which was held on September 5, 2007. The notice of meeting and proxy card requested that the shareholders vote on the appointment of Michael Anthony as sole Director.

         At the meeting of shareholders on September 5, 2007, Michael Anthony was elected the sole director by those shareholders that attended either in person or by proxy. Immediately following the shareholder meeting, at a meeting of the Board of Directors, Michael Anthony was appointed President, Secretary and Chief Financial Officer.

         On September 12, 2007, Voxel adopted Amended and Restated ByLaws. On October 31, 2007 the Board of Directors adopted resolutions reducing the authorized Series C Preferred Stock (of which none were issued and outstanding) to zero and creating a class of Series B Preferred Stock comprised of 10,000,000 shares. Each share of Series B Preferred Stock entitles the holder thereof to preferred dividends at the annual rate of eight cents ($.08), ten (10) votes on all matters put to a vote of stockholders, the right to convert each share into ten (10) shares of common stock and a liquidation preference of $1.00 per share. The Company filed amendments to the articles of incorporation to reflect these capital changes on November 16, 2007 and December 12, 2007 respectively.

         On November 1, 2007 Corporate Services International agreed to contribute a total of $25,000 as paid in capital to Voxel in exchange for 10,000,000 shares of Series B Preferred Stock. The entire $25,000 was paid to Voxel on May 14, 2008. Voxel is to use these funds to pay the costs and expenses necessary to revive its business. Such expenses include, without limitation, fees to reinstate the Company's corporate charter with the State of California; payment of all past due franchise taxes; settling all past due accounts with the Company's transfer agent; accounting and legal fees; costs associated with bringing the Company current with its filings with the Securities and Exchange Commission, etc.

         Corporate Services International, Inc. is a private services corporation for which Michael Anthony is the sole shareholder, officer and director.

         At the direction of Michael Anthony, the registrant intends to update all regulatory filings and establish business operations that will enhance shareholder value.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 17, 2008                    VOXEL


                                        By:/s/ Michael Anthony
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                                        Name: Michael Anthony
                                        Title: President




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